SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: June 18, 2013
Date of earliest event reported: June 14, 2013

BAKERCORP INTERNATIONAL, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-181780	13-4315148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3020 Old Ranch Parkway, Suite 220
Seal Beach, California 90740
(Address of Principal Executive Offices, including Zip Code)

(562) 430-6262
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 18, 2013, Mr. Bryan Livingston stepped down as President and Chief Executive Officer of BakerCorp International, Inc. (the “Company”).

Effective June 18, 2013, Mr. Gerry Holthaus was appointed Interim President and Chief Executive Officer of the Company.  Biographical information for Mr. Holthaus, who currently serves as a Non-Executive Director of the Company, is described in the Company’s 2012 Form 10-K for the year ended January 31, 2013, filed with the SEC on April 22, 2013. Mr. Holthaus will serve as Interim President and Chief Executive Officer until a successor is appointed and will continue to serve as a member of the Board of Directors of the Company during this time.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAKERCORP INTERNATIONAL, INC.

Date: June 18, 2013

/s/ James Leonetti
	By:	James Leonetti
	Its:	Vice President, Chief Financial Officer